American Railcar Industries, Inc.

Q4 2016 Supplemental Information

INVESTOR CONTACT: (636) 940-6000
WEBSITE: AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's response to governmental directives, expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: various estimates we have made in preparing our financial statements, our plans, and the industry's ability, to address the Federal Railroad Administration (FRA) directive released September 30, 2016 and subsequently revised and superseded on November 18, 2016 (Directive), our plans to manage our own lease fleet and terminate our contractual agreements with ARL, expected future trends relating to our industry, products and markets, the potential impact of regulatory developments, including developments related to the Directive, anticipated customer demand for our products and services, trends relating to our shipments, leasing business, railcar services and revenues, trends related to shipments for direct sale versus lease, our strategic objectives and long-term strategies, our results of operations, financial condition and the sufficiency of our capital resources, our projects to expand our manufacturing flexibility and repair capacity, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, our Stock Repurchase Program, anticipated benefits regarding the growth of our leasing business, the mix of railcars in our lease fleet and our lease fleet financings, anticipated production schedules for our products and the anticipated production schedules of our joint ventures, our backlog, our plans regarding future dividends and the anticipated performance and capital requirements of our joint ventures. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. Potential risks and uncertainties that could adversely affect our business and prospects include without limitation: our prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; risks relating to our compliance with the Directive, any developments related to the Directive and any costs or loss of revenue related thereto; risks relating to transitioning our management of our railcar leasing business from ARL and managing our lease fleet leading up to and after the ARL Sale; fluctuations in commodity prices, including oil and gas; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the impact, costs and expenses of any warranty claims we may be subject to now or in the future; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders, as well as the mix of railcars for lease versus direct sale; risks relating to our compliance with, and the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail; our ability to manage overhead and variations in production rates; our ability to recruit, retain and train qualified personnel; the impact of any economic downturn, adverse market conditions or restricted credit markets; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuations in the costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials we use in railcar manufacturing; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the risks associated with ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the impact, costs and expenses of any litigation we may be subject to now or in the future; the sufficiency of our liquidity and capital resources, including long-term capital needs to support the growth of our lease fleet; the impact of repurchases pursuant to our Stock Repurchase Program on our current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the risks associated with our current joint ventures and anticipated capital needs of, and production capabilities at our joint ventures; the conversion of our railcar backlog into revenues equal to our reported estimated backlog value; the risks and impact associated with any potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the integration with other systems and ongoing management of our new enterprise resource planning system; the risks related to our and our subsidiaries' indebtedness and compliance with covenants contained in our and our subsidiaries' financing arrangements and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

ARI – Successful and Diversified Business Model



Manufacturing
Components
Railcars
Railcar Repair Services
Railcar Leasing

Complete life cycle solutions for the railcar industry.

ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
Marmaduke, AR
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX
Manitou, ND
Mounds, IL
Tampa, CO

Mini Repair Shop
Bayport, TX
Channelview, TX
Green River, WY
Pace, FL
Point Comfort, TX



ARI Key Railcar Markets –

Two Largest Product Segments in the Railcar Industry *


AMFX
5200



HOPPER RAILCARS

- Product offerings include general service and specialty carbon steel or stainless steel railcars that are capable of transporting:
  - Plastic Pellets
  - Food Products
  - Grain
  - Specialty Chemical Products
  - Cement
  - Sand

TANK RAILCARS

- Product offerings include general service, pressurized, coiled, lined and insulated carbon steel or stainless steel railcars that are capable of transporting:
  - Chemicals
  - Natural Gas Liquids
  - Food Products
  - Ethanol
  - Crude Oil

* Based upon backlog as of 12/31/2016 per the Railway Supply Institute, Inc ARCI 2016 – 4th Quarter Reporting Statistics (issued January 2017)

ARI's Railcar Backlog



Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
7,081
3,813

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	December 2015	December 2016
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	1,452	1,637
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	5,629	2,176

Manufacturing Segment

Broad manufacturing base allows ARI to be competitive and provide quality railcars and components

- Flexible and labor efficient manufacturing facilities
- Strategic locations near customers and major rail lines
- Vertical integration from joint ventures and component manufacturing
- Experienced core group of employees
- Ability to adapt to evolving customer demands

2016 Operating Margin % includes impact of 2%, or $12.3 million, for the loss contingency recorded as of 12/31/16 related to the FRA Directive.



(millions)
Revenue
Operating Margin % ^
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
2016

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

Railcar Leasing Segment

Diversifying and supplementing our business with revenue streams generated over the life of the railcar

- Broad mix of customers and commodities
- Relatively young lease fleet with low maintenance expense
- Building in-house capabilities to manage the railcar leasing business as a result of the ARL sale anticipated to close in Q2 2017
  - Includes adding to our existing sales and marketing staff
  - Working with ARL to prepare for this new opportunity to further integrate ARI's business model
  - ARI will obtain certain software and data owned and used by ARL to manage leased railcars
- Further fleet growth expected to come from existing liquidity and future railcar leveraged financing(s)
- Unencumbered leased railcars available to borrow against



(millions)
Revenue
Lease Fleet
$140
$120
$100
$80
$60
$40
$20
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
2012
2013
2014
2015
2016

Railcar Services Segment

Supporting both ARI's lease fleet and customers' railcar needs, while gaining valuable industry insight

TRADITIONAL REPAIR

- Railcar qualifications and inspections
- Light/heavy railcar repairs
- Exterior and interior coatings
- Cleaning
- Valve replacement and testing
- Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

TANK RAILCAR RETROFITTING

- Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services
- Additional retrofit and repair capacity from Repair Services Agreement with ACF



Revenue
Operating Margin %
(millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
2015
2016

ARI's repair network is capable and ready to respond to the Revised Directive with an inspection plan reviewed by the FRA.

Our Financial History



Consolidated Revenue ($ mil) ^
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$889.3
$639.1
2008
2009
2010
2011
2012
2013
2014
2015
2016

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.



Net Earnings & Adj. EBITDA ($ mil)
Net Earnings
Adj. EBITDA*
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
($50.0)
$31.4
$78.8
$15.5
$40.0
($27.0)
$4.5
$4.3
$50.5
$63.8
$149.5
$86.9
$181.1
$99.5
$209.0
$133.5
$278.9
$72.7
$188.0
2008
2009
2010
2011
2012
2013
2014
2015
2016

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

2016 Net Earnings and Adj. EBITDA* impacted by the $12.3 million loss contingency recorded as of 12/31/16 related to the FRA Directive.

Our Financial History (continued)

Operational CAPEX ($ mil)


$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$36.6
$23.0
2008
2009
2010
2011
2012
2013
2014
2015
2016

Lease Railcar CAPEX ($ mil)


$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$211.6
$90.3
2008
2009
2010
2011
2012
2013
2014
2015
2016

Quarterly Financial Comparison

Consolidated Revenue ($ mil) ^



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$263.8
$192.0
$172.7
$260.9
$176.2
$150.5
$144.9
$167.5
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Net Earnings & Adj. EBITDA ($ mil)



Net Earnings
Adjusted EBITDA *
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$35.0
$72.0
$33.0
$68.5
$29.4
$62.6
$36.2
$75.8
$22.8
$54.5
$19.9
$50.4
$7.7
$31.3
$22.3
$51.8
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

2016 Net Earnings and Adj. EBITDA* impacted by the $12.3 million loss contingency recorded as of 12/31/2016 related to the FRA Directive.

Quarterly Financial Comparison

Operational CAPEX ($ mil)


$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.0
$10.4
$11.1
$10.1
$4.4
$6.7
$4.8
$7.1
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Lease Railcar CAPEX ($ mil) #


$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$48.1
$84.5
$77.7
$1.3
$20.6
$12.8
$36.0
$20.9
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Includes effect of leased railcars in process.

Exhibit A – Adj. EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	2015	2016
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 133,453	$ 72,663
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	77,291	41,537
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	21,801	22,803
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126	-
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,164)	(1,785)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	45,729	52,216
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 278,236	$ 187,434
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-	-
Expense related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	646	751
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-	(80)
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,543	$ 149,529	$ 181,099	$ 209,012	$ 278,882	$ 188,005

Quarterly Reconciliation	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Net earnings	$ 34,976	$ 32,969	$ 29,357	$ 36,151	$ 22,792	$ 19,896	$ 7,689	$ 22,286
Income tax expense	20,541	19,297	16,729	20,724	13,963	12,312	4,864	10,398
Interest expense	4,738	5,694	5,645	5,724	5,906	5,678	5,632	5,587
Loss on debt extinguishment	2,126	-	-	-	-	-	-	-
Interest income	(563)	(550)	(542)	(509)	(478)	(453)	(429)	(425)
Depreciation	10,061	10,910	12,214	12,544	12,655	12,961	13,113	13,487
EBITDA	$ 71,879	$ 68,320	$ 63,403	$ 74,634	$ 54,838	$ 50,394	$ 30,869	$ 51,333
Expense (Income) related to stock appreciation rights	107	184	(762)	1,117	(311)	24	395	643
Other income on short-term investment activity	-	-	-	-	-	-	-	(180)
Adjusted EBITDA	$ 71,986	$ 68,504	$ 62,641	$ 75,751	$ 54,527	$ 50,418	$ 31,264	$ 51,796

2016 Net Earnings and Adj. EBITDA* impacted by the $12.3 million loss contingency recorded as of 12/31/16 related to the FRA Directive.

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Exhibit A – Adj. EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A Tradition of Industry Leadership


people


processes


products